September 1, 2021

BNY MELLON INVESTMENT FUNDS III

- BNY Mellon Equity Income Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund's primary portfolio manager is Peter D. Goslin, CFA. Mr. Goslin has been the primary portfolio manager of the fund since February 2015. Mr. Goslin is a portfolio manager at Newton Investment Management North America LLC (Newton), an affiliate of BNYM Investment Adviser.

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The following information supersedes and replaces the information in the third paragraph in the section "Fund Details – Management" in the prospectus:

The fund's primary portfolio manager is Peter D. Goslin, CFA. Mr. Goslin has been the primary portfolio manager of the fund since February 2015. Mr. Goslin is a portfolio manager at Newton. He has been employed by Newton or a predecessor company of Newton since 1999.

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